                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                              ST. JOSEPH LIGHT & POWER COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
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     (4) Date Filed:
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
                                     [LOGO]

                        ST. JOSEPH LIGHT & POWER COMPANY
                       520 FRANCIS STREET, P. O. BOX 998
                        ST. JOSEPH, MISSOURI 64502-0998

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 20, 1998
                            ------------------------

    The Annual Meeting of Shareholders of St. Joseph Light & Power Company will be held at The Albrecht-Kemper Museum of Art, 2818 Frederick Avenue, St. Joseph, Missouri, at 9 o'clock A.M., local time, on May 20, 1998 for the following purposes:

    (1) To elect three Class II directors to serve until the 2001 Annual Meeting of Shareholders and until their successors have been elected and qualified;

    (2) To approve the 1998 Long-Term Incentive Plan;

    (3) To approve the appointment of Arthur Andersen LLP as independent auditors for 1998; and

    (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

    Only holders of Common Stock of record at the close of business on April 2, 1998 are entitled to notice of and to vote at the meeting or any adjournments thereof.

    YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.

                                           By Order of the Board of Directors:

                                                      GARY L. MYERS
                                           Vice President, General Counsel and
                                                        Secretary

St. Joseph, Missouri
April 7, 1998

                        ST. JOSEPH LIGHT & POWER COMPANY
                       520 FRANCIS STREET, P. O. BOX 998
                        ST. JOSEPH, MISSOURI 64502-0998

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1998

    The accompanying proxy is solicited by the Board of Directors of St. Joseph Light & Power Company and is for use at the Annual Meeting of Shareholders on May 20, 1998 and any adjournments thereof. This proxy statement and the form of proxy will be first sent or given to shareholders on or about April 7, 1998.

    A shareholder who executes a proxy may revoke it at any time before it is voted by giving written notice of the termination thereof to the Secretary of the Company, by executing a proxy bearing a later date which is voted at the meeting or by attending the meeting and either voting in person or revoking the proxy by verbal or written notice to the Secretary. Proxies in the accompanying form, properly executed and received by the Company prior to the meeting and not revoked, will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of the named Class II director nominees, for the approval of the 1998 Long-Term Incentive Plan, and for the approval of Arthur Andersen LLP as independent auditors. The Board of Directors does not know of any other matters to be brought before the meeting; however, if other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon at their discretion.

    The solicitation will be made primarily by mail, but shareholders may be solicited personally or by telephone by employees or agents of the Company who will not receive special compensation for such services. All costs of soliciting proxies will be borne by the Company. Upon request, brokers and nominees will be reimbursed for reasonable out-of-pocket expenses incurred by them in forwarding proxy material to beneficial owners of Common Stock.

    The Board of Directors has fixed the close of business on April 2, 1998 as the record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting of Shareholders on May 20, 1998 and any adjournments thereof. As of April 2, 1998, 8,079,066 shares of Common Stock were outstanding and entitled to vote. Each such share is entitled to one vote on all matters brought before the meeting. Any shares held in the Automatic Dividend Reinvestment and Optional Cash Payment Plan will be voted in accordance with the direction given on the proxy.

                               VOTING INFORMATION

    If a quorum is present, the affirmative vote of a majority of the shares entitled to vote in the election of directors and represented in person or by proxy at the meeting is required to elect each Class II director. Accordingly, withholding authority to vote for a director nominee will not prevent such nominee from being elected. In accordance with the Missouri General and Business Corporation Law, the Company's Bylaws do not permit cumulative voting in the election of directors.

    For each matter other than the election of directors, if a quorum is present, the affirmative vote of a majority of the shares entitled to vote on such matter and represented in person or by proxy at the meeting is required for approval of such matter. Accordingly, an abstention with respect to such matter will be treated as a vote against such matter.

    If a proxy is marked to indicate that all or a portion of the shares represented by such proxy are not being voted with respect to one of the matters to be considered at the meeting, such non-voted shares will not be considered present and entitled to vote on such matter. Accordingly, non-voted shares with respect to a matter will not affect the outcome of such matter.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS
        INFORMATION ABOUT NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

    The Restated Articles of Incorporation (the "Articles") of the Company provide that members of the Company's Board of Directors shall be divided into three classes with each Class term to be for three years. The terms of the three directors in Class II expire at the 1998 Annual Meeting.

    The Board of Directors, upon the recommendation of its Nominating Committee, has nominated Messrs. John P. Barclay, Jr., William J. Gremp and David W. Shinneman for election to the Board of Directors to serve as members of Class II until the 2001 Annual Meeting of Shareholders and upon election and qualification of their successors. Messrs. Barclay, Gremp and Shinneman are presently members of the Board and were elected to the office by vote of the shareholders.

    All proxies will be voted for the nominees below to serve as Class II directors, unless authority to do so is withheld. If a nominee becomes unavailable for election to the Board of Directors, the proxies will be voted for the election of a substitute nominee designated by the Board of Directors.

    The following information is supplied for each person nominated for election as a director, as well as each person whose term of office as a director will continue after the meeting. Each nominee and continuing director has been engaged in his principal occupation for at least the last five years unless otherwise noted.

                                                                                                                DIRECTOR
                                                                                                              CONTINUOUSLY
NAME AND PRINCIPAL OCCUPATION                                                                       AGE           SINCE
----------------------------------------------------------------------------------------------      ---      ---------------
Class II -- Nominees for Term Expiring in 2001:

  John P. Barclay, Jr.........................................................................          68           1974

    Chairman, President and Chief Executive Officer, Wire Rope Corporation of America, Inc.
      (manufacturer and distributor of wire rope and wire rope products), St. Joseph,
      Missouri.

  William J. Gremp............................................................................          55           1995

    Managing Director and Senior Vice President, First Union Capital Markets Group (banking),
      Charlotte, North Carolina since 1996; Manager and Managing Director, The Chase Manhattan
      Bank Global Power Division from 1989 to 1996; Director, Protection One, Culver City,
      California.

  David W. Shinneman..........................................................................          59           1994

    President, Shinneman Management Company (owner and operator of McDonald's restaurants),
      St. Joseph, Missouri.

                                                                                                                DIRECTOR
                                                                                                              CONTINUOUSLY
NAME AND PRINCIPAL OCCUPATION                                                                       AGE           SINCE
----------------------------------------------------------------------------------------------      ---      ---------------
Class III -- Continuing Directors for Term Expiring in 1999:

  Deborah A. Beck.............................................................................          50           1997

    Senior Vice President of Insurance Operations, Northwestern Mutual Life Insurance Company
      (insurance company), Milwaukee, Wisconsin.

  Robert L. Simpson...........................................................................          64           1983

    General Partner, St. Joseph Riverboat Partners (riverboat casino), St. Joseph, Missouri since 1994. Consultant, Hawthorn Financial Corporation doing business as Burnham Colman
      McMurray Hatten & Squires (insurance brokers), St. Joseph, Missouri from 1993 to 1996;
      President, Hawthorn Financial Corporation for the preceding 5-year period.

  Gerald R. Sprong............................................................................          64           1976

    President and Chief Executive Officer, The Morris Plan Company of St. Joseph (financial management and lending), St. Joseph, Missouri; Director, Chairman and Chief Executive
      Officer, First Savings Bank, F.S.B., Manhattan, Kansas; President and Chief Executive
      Officer, Noble Properties of Iowa, L.L.C. (ownership & management of hotels), Des
      Moines, Iowa since 1996.

Class I -- Continuing Directors for Term Expiring in 2000:

  Daniel A. Burkhardt.........................................................................          50           1988

    General Partner, The Jones Financial Companies (investment banking and retail securities firm), St. Louis, Missouri. Director: Essex County Gas Company, Amesbury, Massachusetts;
      Mid-America Realty Investments, Inc., Omaha, Nebraska; CIP Management, Inc., St. Louis,
      Missouri; Southeastern Michigan Gas Enterprises, Port Huron, Michigan.

  James P. Carolus............................................................................          47           1989

    President and Chief Executive Officer, Hillyard Industries, Inc. (manufacturer of maintenance cleaning products), St. Joseph, Missouri.

  Terry F. Steinbecker........................................................................          52           1985

    President and Chief Executive Officer of the Company, St. Joseph, Missouri.

------------------------

    The Company has transactions in the ordinary course of business with firms, including borrowings from banks, in which various members of its Board of Directors hold directorships.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR.

COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

    The Executive Committee was established in January 1987 and has held no meetings to date. The Executive Committee is empowered generally to act on any item upon which the full Board may act with the exception of the declaration of dividends. Messrs. Barclay, Carolus, Simpson, Sprong and Steinbecker comprise the Executive Committee.

    The Audit Committee reviews the work of the independent auditors. Its functions are to: recommend to the Board of Directors independent auditors to be selected; discuss with the independent auditors the scope and results of their audit; discuss with the independent auditors and management the Company's accounting principles, policies and practices and its reporting policies and practices; and discuss with the independent auditors and internal auditors the adequacy of the Company's internal accounting controls and the Company's financial matters. The Audit Committee held two meetings in 1997. Messrs. Barclay, Burkhardt, Gremp, and Simpson comprise the Audit Committee.

    The Compensation Committee reviews management's evaluation of the performance of Company officers and officers' compensation arrangements; recommends to the Board at each annual meeting of the Board a slate of officers to be elected for the following year and the compensation level of each; and recommends the compensation to be paid to outside directors for the following year. The Compensation Committee held five meetings in 1997. Ms. Beck and Messrs. Carolus, Shinneman and Sprong comprise the Compensation Committee.

    The Nominating Committee establishes criteria and procedures for the election of directors; reviews management's evaluation of any officers proposed for nomination to the Board; reviews the qualifications of and, when necessary and appropriate, interviews candidates who may be proposed for nomination; recommends to the full Board not less than 90 days prior to each Annual Meeting of Shareholders directors to be elected at such Annual Meeting of Shareholders; recommends to the Board any changes in the structure, size or function of the Board as such Committee deems appropriate; and performs such other duties in connection with the election or termination of directors as the Board may request. The Nominating Committee held nine meetings in 1997. Although the Committee does not actively solicit recommendations from shareholders, the Board of Directors has adopted procedures whereby shareholders may nominate candidates for positions on the Board of Directors. These procedures are contained in the Company's Bylaws and, among other requirements contained therein, require the shareholder making the nomination to do so in writing to the Company's corporate secretary at least 30 days but no more than 90 days prior to the anniversary date of the record date for the determination of shareholders entitled to vote in the immediately preceding Annual Meeting of Shareholders. Any nomination made in accordance with such procedures will be considered by the Committee. Ms. Beck and Messrs. Carolus, Shinneman and Simpson comprise the Nominating Committee.

    The Strategic Planning Committee reviews management's strategic planning processes; reviews the Company's annual Strategic Plan; provides input concerning specific strategies to provide long-term growth; meets with management to discuss the Strategic Plan and to monitor management's progress; and makes an annual report to the Board of Directors. The Strategic Planning Committee held four meetings in 1997. Messrs. Barclay, Burkhardt, Gremp and Sprong comprise the Strategic Planning Committee.

    All outside directors are compensated for services as a director at the rate of $1,000 per month plus $600 for each board meeting attended. Each outside director also receives $600 for attendance at each meeting of a board committee of which he is a member. In addition, on the date of each Annual Meeting of Shareholders each person who is an outside director immediately after the meeting is granted a stock option to purchase 2,000 shares of Common Stock at a purchase price per share equal to the fair market value of a share of Common Stock on the date of grant. Each option is fully exercisable on its date of grant and expires ten years after its date of grant. Also, each such outside director is also granted a restricted stock award for 1,000 shares of Common Stock at the time of the respective director's election or reelection to the Board of Directors. The restriction period on the restricted stock award expires on the first to occur of the third anniversary of the date of grant and the date the holder of the award ceases to serve as a director.

    The Board of Directors held six regular meetings in 1997. During 1997, all members of the Board of Directors attended at least 75 percent of the aggregate number of meetings of the Board and of meetings of committees on which they served. Also, each member of the Board of Directors has entered into an Indemnification Agreement providing for indemnification of the director in the event of settlement of a claim or lawsuit arising out of the performance of the respective director's duties.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table indicates beneficial ownership of Common Stock as of April 2, 1998 of directors, nominees for director and executive officers named in the Summary Compensation Table below and directors and executive officers as a group and as of February 27, 1998 for First Chicago NBD Corporation ("First Chicago").

                                                                           AMOUNT AND NATURE OF
                                                                           BENEFICIAL OWNERSHIP
                                  NAME                                              (1)             PERCENT OF CLASS
------------------------------------------------------------------------  -----------------------  -------------------
John P. Barclay, Jr.....................................................            19,900                       (2)
Deborah A. Beck.........................................................             1,500                       (2)
Daniel A. Burkhardt.....................................................            20,957                       (2)
James P. Carolus........................................................            21,135                       (2)
William J. Gremp........................................................             7,106                       (2)
Gary L. Myers...........................................................             7,891                       (2)
David W. Shinneman......................................................             9,647                       (2)
Robert L. Simpson.......................................................            23,000                       (2)
Gerald R. Sprong........................................................            23,563                       (2)
Terry F. Steinbecker....................................................            20,395                       (2)
Larry J. Stoll..........................................................            15,785                       (2)
John A. Stuart, Jr......................................................             6,603                       (2)
Dwight V. Svuba.........................................................            10,162                       (2)
All directors and executive officers as a group.........................           187,644                    2.3
First Chicago NBD Corporation...........................................           430,450                    5.4(3)
  One First National Plaza
  Chicago, Illinois 60670

------------------------

(1) Except as set forth in Note 3 below, in each case the individual and each member of the group has sole voting and investment discretion with respect to the shares beneficially owned by such individual or member. The individuals and the group have options to purchase the following number of shares of Common Stock: Mr. Barclay, 18,000; Ms. Beck, 1000; Mr. Burkhardt, 18,000; Mr. Carolus, 18,000; Mr. Gremp, 6000; Mr. Shinneman, 8000; Mr.
    Simpson, 18,000; and Mr. Sprong, 18,000.

(2) Less than one percent.

(3) First Chicago has sole voting and investment discretion as to all reported shares except for 5100 shares as to which First Chicago has shared dispositive power. First Chicago has advised the Company that it disclaims beneficial ownership of all shares.

EXECUTIVE COMPENSATION

    The following table sets forth compensation information of the President and Chief Executive Officer and the four other most highly compensated executive officers during 1997 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                                   -------------
                                                                                      PAYOUTS
                                                                                   -------------
                                                            ANNUAL COMPENSATION        LTIP
                                                          -----------------------     PAYOUTS          ALL OTHER
         NAME AND PRINCIPAL POSITION             YEAR     SALARY ($)   BONUS ($)     ($)(A)(B)    COMPENSATION ($)(C)
---------------------------------------------  ---------  ----------  -----------  -------------  -------------------
T. F. Steinbecker............................       1997  $  212,100   $  70,676     $       0         $   6,225
  President and Chief                               1996     208,325      55,676        88,099             5,614
  Executive Officer                                 1995     199,307      25,263             0             4,980

G. L. Myers..................................       1997     125,000      26,250             0             3,453
  Vice President-                                   1996     123,334      26,250        30,181             4,006
  General Counsel &                                 1995     103,113      10,500             0             3,399
    Secretary

L. J. Stoll..................................       1997     128,100      26,901             0             3,537
  Vice President-                                   1996     128,100      26,901        36,808             4,149
  Finance, Treasurer &                              1995     125,798           0             0             4,000
    Assistant Secretary

J. A. Stuart, Jr.............................       1997     122,600      25,746             0             2,487
  Vice President-                                   1996     119,957      25,746        30,181             3,905
  Customer Services                                 1995     112,353      11,560             0             2,874

D. V. Svuba..................................       1997     126,900      32,649             0             4,523
  Vice President-                                   1996     125,013      26,649        34,686             4,541
  Energy Supply                                     1995     119,296      12,190             0             4,443

------------------------

(A) As of December 31, 1997, the value and number of restricted shares held by the named executive officer were as follows: $101,708 for Mr. Steinbecker --5730 shares; $34,843 for Mr. Myers -- 1963 shares; $42,494 for Mr. Stoll -- 2394 shares; $34,843 for Mr. Stuart -- 1963 shares; and $40,044 for Mr. Svuba -- 2256 shares, without giving effect to the diminution in value attributable to the restrictions on such shares. Dividends are paid on these restricted shares at the same rate and at the same time as on shares of Common Stock.
    As of December 31, 1997, the value and number of performance-based restricted shares awarded under the Long-Term Incentive Plan (the "1994 Plan") were as follows: $267,848 for Mr. Steinbecker -- 15,090 shares; $107,601 for Mr. Myers -- 6062 shares; $110,299 for Mr. Stoll -- 6214 shares; $102,737 for Mr. Stuart -- 5788 shares; and $107,246 for Mr. Svuba -- 6042, without giving effect to the diminution in value attributable to the performance criteria and restrictions on such shares. Dividends are not paid on these shares of restricted stock so long as they are subject to performance-based conditions.

(B) Reflects performance-based restricted stock awards earned in 1996 under the 1994 Plan. These awards were earned for the first performance cycle -- January 1, 1994 through December 31, 1996. The dollar figures shown equate into actual shares as follows: Mr. Steinbecker 5730 shares; Mr. Myers 1963 shares; Mr. Stoll 2394 shares; Mr. Stuart 1963 shares; and Mr. Svuba 2256 shares. These shares vest at the end of three years from the date of award, i.e., March 17, 2000, and are reflected in the restricted stock holdings set forth in the first paragraph of Note (A).

(C) The amounts shown in this column for the last fiscal year are derived as follows: Mr. Steinbecker -- $1,724 Company-paid term life insurance premium in excess of $50,000 group term amount, a tax "gross-up" of $828 on this excess amount, and $3,673 Company-paid 401(k) Plan match; Mr. Myers -- $374 Company-paid term life insurance premium in excess of $50,000 group term amount, a tax "gross-up" of $179 on this excess amount, and $2,900 Company-paid 401(k) Plan match; Mr. Stoll -- $382 Company-paid term life insurance premium in excess of $50,000 group term amount, a tax "gross-up" of $183 on this excess amount, and $2,972 Company-paid 401(k) Plan match; Mr. Stuart -- $367 Company-paid term life insurance premium in excess of $50,000 group term amount, a tax "gross-up" of $176 on this excess amount, and $2,844 Company-paid 401(k) Plan match; and Mr. Svuba -- $1,071 Company-paid term life insurance premium in excess of $50,000 group term amount, a tax "gross-up" of $514 on this excess amount and $2,938 Company-paid 401(k) Plan match.

    The following table sets forth the number of shares of restricted stock, which are subject to Stock Awards granted in 1997 for the 1997-1999 performance cycle under the 1994 Plan.

                      LONG-TERM INCENTIVE PLANS -- AWARDS
                              IN LAST FISCAL YEAR

                                                                                                    ESTIMATED FUTURE
                                                                               PERFORMANCE OR           PAYOUTS
                                                                                    OTHER           UNDER NON-STOCK
                                                                    NUMBER      PERIOD UNTIL       PRICE-BASED PLANS
                                                                      OF        MATURATION OR   ------------------------
NAME                                                                SHARES         PAYOUT        THRESHOLD     MAXIMUM
----------------------------------------------------------------  -----------  ---------------  -----------  -----------
T.F. Steinbecker................................................       4,105        3 Years          4,105        8,210
G.L. Myers......................................................       1,613        3 Years          1,613        3,226
L.J. Stoll......................................................       1,653        3 Years          1,653        3,306
J.A. Stuart, Jr.................................................       1,582        3 Years          1,582        3,164
D.V. Svuba......................................................       1,637        3 Years          1,637        3,274

------------------------

(1) For each Stock Award, a Threshold Goal for each participant is established by applying a formula of 30 percent of base salary in the case of the President and 20 percent for all other officers. This product is then converted to a number of shares of Common Stock by dividing this product by the closing price of the Common Stock as of the first business day of a Performance Cycle. At the end of a Performance Cycle, the Company's Total Shareholder Return will be compared to that of the peer group and the amount of a Stock Award which is earned, if any, will be determined based on the Company's "Percentile Performance" measured against the peer group. The percentage of the Threshold Goal for a participant which is earned will range from (i) 0 percent (no payout) if the Company's percentile ranking of its Total Shareholder Return is less than the 50th percentile to (ii) 200 percent if the Company's percentile ranking of its Total Shareholder Return is at the 80th percentile or greater.

    The following table shows estimated annual pension benefits payable to the named executive officers under the Company's non-contributory defined benefit pension plan (the "Pension Plan") and the Supplemental Executive Retirement
Plan:

                               PENSION PLAN TABLE

                                                                            YEARS OF SERVICE
                                                       ----------------------------------------------------------
REMUNERATION                                               15          20          25          30          35
-----------------------------------------------------  ----------  ----------  ----------  ----------  ----------
$100,000.............................................  $   75,000  $   75,000  $   75,000  $   75,000  $   75,000
 125,000.............................................      93,750      93,750      93,750      93,750      93,750
 150,000.............................................     112,500     112,500     112,500     112,500     112,500
 175,000.............................................     131,155     131,250     131,250     131,250     131,250
 200,000.............................................     148,109     150,000     150,000     150,000     150,000
 225,000.............................................     165,064     168,750     168,750     168,750     168,750
 250,000.............................................     187,500     187,500     187,500     187,500     187,500

    Directors who are not employees of the Company are excluded from participating in the Pension Plan and Supplemental Executive Retirement Plan.

    Covered compensation is salary and includes substantially all compensation shown in the salary column of the Summary Compensation Table. The pension benefits shown above assume retirement at age 65 in 1997 and that the retiree has elected a 50 percent qualified joint and survivor benefit and the spouse is age 63. The pension benefits shown above are not subject to any deduction for social security benefits received by employees or for any other offset amounts, except as noted in the next paragraph.

    The Supplemental Executive Retirement Plan provides executive officers of the Company a supplement to the benefits payable under the Pension Plan as limited by the Internal Revenue Code up to the amount, which when aggregated with payments made from the Pension Plan and Social Security benefits would equal a maximum of 75 percent of the benefit otherwise payable under the Plan without the limitations of the Code calculated on the basis of the officer's final annual salary. Benefits are calculated at three percent per year of final annual salary up to a maximum of 25 years of service. The Supplemental Executive Retirement Plan also provides that in the event of a change in control of the Company generally defined as, subject to certain exceptions, the acquisition by an entity of 20 percent or more of the outstanding Common Stock of the Company, a change in the individuals who comprise the Board of Directors or approval by the shareholders of a merger of the Company or sale of substantially all of its assets, a participant will be credited with three additional years of service (with total credited years not to exceed 25). At December 31, 1997, Messrs. Steinbecker, Myers, Stoll, Stuart and Svuba had 23, 18, 23, 3 and 33 years, respectively, of service.

    Messrs. Steinbecker, Myers, and Stoll entered into employment contracts with the Company on January 17, 1986. These contracts were amended effective December 1, 1990 and a contract entered into on the same date with Mr. Svuba, who was elected an officer on December 1, 1990. These contracts were amended again on November 19, 1993. Mr. Stuart entered into a contract effective May 18, 1994, the date on which he was made an officer. Each of the above contracts were amended effective March 20, 1996 generally to reassign job functions and titles in accordance with the Company's February 1, 1996 reorganization. Each contract contains a three-year term and automatically renews for annual renewable one-year terms unless terminated by either party prior to its expiration date, which termination in the case of the Company requires 30 months notice to the employee. The

Company is required to pay each named executive officer his unpaid salary (plus provide standard benefits for a three-year period) for the remainder of a contract term if he is terminated from employment for any reason other than "for cause". In addition, the Company is also required to pay a "gross up" amount, equal to any Federal excise tax levied or deemed owed, to each individual if a payment under the contract triggers such an excise tax. Compensation in each case is a specified minimum generally at the salary level shown in the Summary Compensation Table and salary adjustments may be made at the discretion of the Board of Directors. Based on the contracts' terms, the required termination notice and the compensation currently payable under the existing employment contracts, the maximum amounts which would be presently payable in the event of termination to Messrs. Steinbecker, Myers, Stoll, Stuart and Svuba would be approximately $565,600, $333,344, $341,600, $378,029 and $338,400, respectively.
In addition, the above contracts provide for indemnification to the executive officers in the event of settlement of a claim or lawsuit against the executive arising out of the performance of his corporate duties.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee (the "Committee"), composed of directors who are not current or former officers or employees of the Company, is responsible for making recommendations to the board of directors with respect to the Company's officer compensation programs. The Committee has retained the services of executive compensation consultants to provide professional assistance, data, and advice regarding pay practices at the Company. This report describes the basis on which 1997 compensation determinations and recommendations were made by the Committee concerning executive officers.

    Section 162(m) of the Code limits to $1,000,000 in a taxable year, the deduction publicly held companies may claim for compensation paid to certain executive officers, unless certain requirements are met. The Company has reviewed this provision and has determined that the Company is not affected by
Section 162(m) because no compensation paid to any officer currently approaches or is expected to approach $1,000,000 in the near term.

COMPENSATION PHILOSOPHY AND OVERALL OBJECTIVE OF EXECUTIVE COMPENSATION PROGRAMS

    One Company compensation goal is to directly link executive compensation with corporate performance and shareholder value, as well as benchmark the package with comparable pay practices in the industry. Each year, the Committee, in making compensation decisions and recommendations, and the board of directors, in approving base salaries, review the performance of the Company and compare it to specified internal and external performance standards. The Committee has developed the following general compensation guidelines which impart a philosophy that Company compensation should:

    - Provide variable compensation opportunities that are linked to the financial performance of the Company and that align executive compensation with the interests of shareholders.

    - Provide incentives to increase corporate performance and shareholder value relative to other companies.

    - Establish executive officer base pay levels, and incentive awards (from the annual and long term plans) at the competitive market provided that performance objectives are achieved.

    - Provide a competitive total compensation package that is "at-risk" driven and enable the Company to attract and retain key executives.

1997 PERFORMANCE APPRAISAL AND BASE SALARY DETERMINATION

    In regard to the President's compensation, the Committee makes an evaluation in March within the framework of the Company's salary administration program and makes adjustments accordingly. This was the methodology used for the last fiscal year.

    The Committee examined the Company's mission statement and strategic plan to determine if the Company's objectives and goals were met for 1997. Such objectives and goals contained in the Company's strategic plan include items such as return on equity and increase in dividend rate. The Company's stock performance and earnings and expense control were also considered. The Committee also considered major challenges faced by the Company during 1997, as well as other subjective factors. Based on the President's performance and the factors outlined above, the Committee assigned a grade. The Committee did not assign a weight to any of the objectives, goals or other factors considered by the Committee when evaluating 1997 performance. Following this appraisal process, the Committee met with the President for discussion about the compensation of other officers.

CASH AWARDS FOR 1997

    The Committee also considered cash awards to the officers in accordance with the Officers' Annual Bonus Plan (the "Plan") approved by the Board of Directors in March 1997. Cash awards to officers of up to 25 percent in the case of the President and 20 percent for all other officers are earned if certain objective performance levels are attained. These performance levels are measured against two equally weighted performance criteria, return on equity and controllable expenses. The Plan also encompasses an objective ratepayer protection provision that compares the Company's residential electric rates to a peer group of regional utilities. In addition, no award shall be made for a plan year in which the total dividends per share payable on the Common Stock are not equal to or greater than dividends per share for the prior plan year. The Committee examined the performance criteria in regard to the incentive award formula and made its awards accordingly. With respect to cash awards made for 1997, the Company met the maximum level for return on equity and for controllable expenses. Further, the Company increased its Common Stock dividend rate per share during the year. As a result, an award equal to one hundred percent of the maximum was made for the covered employees. Each award was then adjusted in accordance with the ratepayer protection factor contained in the Plan. This factor for 1997 was 1.05 which corresponds to the Company's second to the lowest ranking in the 94th percentile of residential rates as compared with the other regional companies. In regard to the President, this award equaled $55,676.

    Regional companies were selected because, for purposes of the Plan, the Company believes a smaller peer group comprised of utilities in the same region as the Company would better reflect the weather and economic conditions facing the Company, resulting in a more accurate basis on which to measure short-term performance. The Company believes that shareholders consider a broader array of utilities when making investment decisions. Accordingly, for purposes of the performance graph, the S&P 500 Index is utilized.

    The peer utility group consists of regional utilities comprised of: Ameren (formerly Union Electric and CIPSCO), Entergy Corp. (Arkansas Power & Light), CILCORP, Commonwealth Edison Co.,

Empire District Electric, IES Utilities, Inc., Illinova, Interstate Power, Kansas City Power & Light, MidAmerican Energy, OGE Energy Corp. (Oklahoma Gas and Electric), Central and Southwest (Public Service Co. of Oklahoma), New Century Energies (Southwestern Public Service Co.), Utilicorp, and Western Resources.

    The Plan also allows the President and the Committee to award an additional cash bonus of up to 20 percent of the total of all cash awards given for a plan year to an officer or group of officers who have exhibited extraordinary performance for that year. An additional award of $15,000 was made for 1997 performance in the case of Mr. Steinbecker.

LONG-TERM INCENTIVE PLAN (LTIP)

    The LTIP was adopted by the shareholders in 1994. It establishes overlapping three-year performance cycles (the first cycle running from January 1, 1994 to December 31, 1996, the second cycle from January 1, 1995 to December 31, 1997 and so on) with the stock awards granted on the first day of a performance cycle. These awards are not earned, however, until the Company's total shareholder return is measured against a peer utility group (the EEI 100 Index of Investor-Owned Electrics) and determined on the basis of its percentile ranking. The Company officers are currently the only group eligible to participate.

    For each stock award, a threshold goal for each participant is established by applying a formula of 30 percent of base salary in the case of the President and 20 percent for all other officers. This product is then converted to number of shares of Common Stock by dividing this product by the closing price of the Common Stock as of the first business day of a performance cycle. At the end of a performance cycle, the Company's total shareholder return is compared to that of the peer group and the amount of a stock award which is earned, if any, will be determined based on the Company's "Percentile Performance" measured against the peer group. The percentage of the threshold goal for a participant which is earned will range from (i) 0 percent (no payout) if the Company's percentile ranking of its total shareholder return is less than the 50th percentile to (ii) 200 percent if the Company's percentile ranking of its total shareholder return is at the 80th percentile or greater.

    The Committee examined the Company's "Percentile Performance" for the three-year performance cycle ended December 31, 1997. It determined the Company's total shareholder return to be below the 50th percentile which equates to an earned restricted stock award for each officer of zero.

ADOPTION OF THE 1998 LONG-TERM INCENTIVE PLAN

    As set forth in detail below, the Committee has recommended and the Board of Directors has approved a new 1998 Long-Term Incentive Plan for submission for approval by the shareholders at the 1998 annual meeting of shareholders. The Committee, in working with its executive compensation consultant, determined that greater flexibility is needed in the area of variable pay as the utility industry continues to evolve towards competition. This proposed plan will give the Committee a framework in which to develop more "at risk" incentives for the Company's management team and may be used in the future as both an enhanced retention and recruitment tool.

    In conclusion, the Committee believes that compensation approved by the Committee should be a reasonable and deductible expense of the Company. Further, the Committee affirms its commitment to the retention and recruitment of a highly motivated, competent officer team and its integral role in the continuing success of the Company. The Committee believes that this commitment is being met and that the Company's compensation structure and benefits package are reasonable and serve the shareholder well.

                                          Respectfully submitted,

                                          The Compensation Committee:
                                          Deborah A. Beck
                                          James P. Carolus
                                          David W. Shinneman
                                          Gerald R. Sprong

CUMULATIVE TOTAL SHAREHOLDER RETURN

    The following line graph depicts information on total shareholder return* over the last five years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SAJ      S&P 500    EEI 100
1992         $100.00    $100.00    $100.00
1993           89.00     110.08     111.12
1994           93.15     111.53      98.26
1995          122.95     153.45     128.74
1996          113.16     184.54     130.29
1997          115.68     241.76     165.95

                                                               1992        1993       1994       1995       1996       1997
                                                               -----     ---------  ---------  ---------  ---------  ---------
SAJ.......................................................         100       89.00      93.15     122.95     113.16     115.68
S&P 500...................................................         100      110.08     111.53     153.45     184.54     241.76
EEI 100...................................................         100      111.12      98.26     128.74     130.29     165.95

*Assumes (i) $100 invested on December 31, 1992 in each of the Company's Common
 Stock, the S&P 500 Index, and EEI 100 Index and (ii) quarterly reinvestment of dividends.

                                   PROPOSAL 2
                   APPROVAL OF 1998 LONG-TERM INCENTIVE PLAN

GENERAL

    The Board of Directors is proposing for stockholder approval the 1998 Long-Term Incentive Plan (the "Plan"). If the Plan is approved by stockholders, the Company's existing Long-Term Incentive Plan and Long-Term Incentive Plan for Non-Employee Directors (the "Existing Plans") will be terminated and no future awards will be made under the Existing Plans. Outstanding awards under the Existing Plans will continue in accordance with their terms.

    The purposes of the Plan are (i) to align the interests of the Company's stockholders and recipients of awards under the Plan by increasing the proprietary interest of such recipients in the Company's growth and success,
(ii) to advance the interests of the Company by attracting and retaining directors, officers and other employees and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders. Under the Plan, the Company may grant non-qualified stock options, "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")), stock appreciation rights ("SARs"), restricted stock, bonus stock and performance share awards. If the Plan is approved by stockholders, the Compensation Committee of the Board of Directors (the "Committee") will administer the Plan and the Committee intends to adopt a resolution providing for the automatic grant of non-qualified stock options to purchase 2,000 shares of Common Stock on the date of each annual meeting of stockholders of the Company and 1,000 shares of restricted stock to each non-employee director on the date of the respective director's election at an annual meeting of stockholders of the Company. Eight non-employee directors, five officers and other employees are eligible to participate in the Plan. Reference is made to Exhibit A to this Proxy Statement for the complete text of the Plan which is summarized below.

    Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR approval of the Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1998 LONG-TERM INCENTIVE PLAN.

DESCRIPTION OF THE PLAN

    ADMINISTRATION. The Plan will be administered by the Committee. Each member of the Committee is currently a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and is an "outside director" within the meaning of Section 162(m) of the Code.

    Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated executive officers other than the chief executive officer. However, "qualified performance-based compensation" is not subject to the $1 million deduction limit. To qualify as performance-based compensation, the following requirements must be satisfied: (i) the performance goals are determined by a committee consisting solely of two or more "outside directors",
(ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by a majority of the corporation's stockholders and (iii) if applicable, the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made. As noted above, the Committee currently consists solely of "outside directors" for purposes of Section 162(m) of the Code. As a result, certain compensation under the Plan, such as that payable with respect to options and SARS, is not expected to be subject to the $1 million deduction limit, but other compensation payable under the Plan, such as any restricted stock award which is not subject to a performance condition to vesting, would be subject to such limit.

    Subject to the express provisions of the Plan, the Committee will have the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by a written agreement containing such provisions not inconsistent with the Plan as the Committee shall approve. The Committee will also have authority to establish rules and regulations for administering the Plan and to decide questions of interpretation or application of any provision of the Plan.

    AVAILABLE SHARES. Under the Plan, 600,000 shares of Common Stock are available for awards, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event. The number of available shares will be reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, free-standing SARs, stock awards and performance share awards. To the extent that shares of Common Stock subject to an outstanding option (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a tandem SAR), free-standing SAR, stock award or performance share award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under the Plan. The maximum number of shares of Common Stock with respect to which options and SARs may be granted during any calendar year to any person is 100,000, subject to adjustment as described above.

    CHANGE IN CONTROL. In the event of certain acquisitions of 20% or more of the Common Stock, a change in a majority of the Board of Directors, or the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all of the assets of the Company (unless, among other conditions, the Company's stockholders receive 60% or more of the stock of the surviving company) or the consummation of a liquidation or dissolution of the Company, all outstanding awards will be "cashed-out" by the Company except, in the case of a merger or similar transaction in which the stockholders receive publicly traded common stock, all outstanding options and SARs will be exercisable in full, all other awards will vest, and each option, SAR and other award will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

    EFFECTIVE DATE, TERMINATION AND AMENDMENT. If approved by stockholders, the Plan will become effective as of the date of such approval and will terminate when shares of Common Stock are no longer available for the grant of awards, unless terminated earlier by the Board of Directors. The Board of Directors may amend the Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation and provided that no amendment may be made without stockholder approval if such amendment would, among other things, (i) increase the maximum number of shares of Common Stock available under the Plan or (ii) effect any change inconsistent with the Code.

    STOCK OPTIONS -- GENERAL. The Committee will determine the conditions to the exercisability of an option. Upon exercise of an option, including an incentive stock option, the purchase price may be paid in cash or by delivery of previously owned shares of Common Stock.

    NON-QUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. The period for the exercise of a non-qualified stock option or SAR will be determined by the Committee. The exercise price of a non-qualified stock option and the base price of an SAR will not be less than 100% of the fair market value of the Common Stock on the date of grant of such option or SAR, provided that the base price of an SAR granted in tandem with an option (a "tandem SAR") will be the exercise price of the related option. The exercise of an SAR entitles the holder to receive (subject to withholding taxes) shares of Common Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR.

    In the event of termination of employment or service by reason of retirement on or after age 65 or on or after age 55 after a minimum of five years of employment with or service to the Company ("Retirement"), each non-qualified stock option and SAR will become fully exercisable for a period of no more than one year after such termination (or such other period determined by the Committee), but in no event after the expiration of such option or SAR. In the event of termination of employment or service by reason of death or disability, each non-qualified stock option and SAR will be exercisable to the extent exercisable on the date of termination for a period of no more than one year after such termination (or such other period determined by the Committee), but in no event after the expiration of such option or SAR. In the event of termination of employment or service for any other reason (other than for cause), each non-qualified stock option and SAR will be exercisable to the extent exercisable on the date of termination, for a period of no more than three months after such termination (or such other period determined by the Committee), but in no event after the expiration of such option or SAR. If a holder dies during the specified periods following termination of employment or service by reason of Retirement, disability or for any other reason (other than for cause), each non-qualified stock option or SAR will be exercisable to the extent exercisable on the date of death for a period of no more than one year after the date of death (or such other period as determined by the Committee), but in no event after the expiration of such option or SAR.

    INCENTIVE STOCK OPTIONS. No incentive stock option will be exercisable more than ten years after its date of grant, unless the recipient of the incentive stock option owns greater than ten percent of the voting power of all shares of capital stock of the Company (a "ten percent holder"), in which case the option will be exercisable for no more than five years after its date of grant. The exercise price of an incentive stock option will not be less than the fair market value of the Common Stock on the date of grant of such option, unless the recipient of the incentive stock option is a ten percent holder, in which case the option exercise price will be the price required by the Code, currently 110% of fair market value.

    In the event of termination of employment by reason of Retirement, each incentive stock option will become fully exercisable for a period of no more than three months after such termination, but in no event after the expiration of the incentive stock option. In the event of termination of employment by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code) or death, each incentive stock option will be exercisable to the extent exercisable on the date of termination for a period of no more than one year after such termination or date of death, but in no event after the expiration of the incentive stock option. In the event of a termination of employment for any other reason (other than for cause), each incentive stock option will be exercisable to the extent exercisable on the date of termination for a period of no more than three months after such termination, but in no event after the expiration of the incentive stock option. If the holder of an incentive stock option dies during the specified periods following termination of employment by reason of Retirement, permanent and total disability or for any other reason (other than for cause), each incentive stock option will be exercisable to the extent exercisable on the date of death for a period of no more than one year (or such other period as determined by the Committee), but in no event after expiration of the incentive stock option.

    Notwithstanding the foregoing, in the event of termination of employment or service for cause, each non-qualified stock option, incentive stock option and SAR will terminate on the date of such termination of employment or service.

    BONUS STOCK AND RESTRICTED STOCK AWARDS.  The Plan provides for the grant of
(i) bonus stock awards, which are vested upon grant, and (ii) stock awards which may be subject to a restriction period ("restricted stock"). An award of restricted stock may be subject to specified performance measures during the applicable restriction period. Shares of restricted stock will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or, if the restricted stock is subject to performance measures, if such performance measures are not attained during the restriction period; provided, however, that termination of employment by reason of Retirement, disability or death, will result in the restricted stock becoming fully vested. In the event of termination of employment for any other reason, the portion of a restricted stock award which is then subject to a restriction period will be forfeited and canceled by the Company. Unless otherwise determined by the Committee, the holder of a restricted stock award will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock. The maximum fair market value of shares of Common Stock subject to a stock award which is intended to be qualified performance-based compensation under Section 162(m) of the Code is $500,000.

    PERFORMANCE SHARE AWARDS. The Plan also provides for the grant of performance share awards. Each performance share is a right, contingent upon the attainment of performance measures within a specified performance period, to receive one share of Common Stock, which may be restricted stock, or the fair market value of all or a portion of such performance share in cash. Prior to the settlement of a performance share award in shares of Common Stock, the holder of such award will have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to the award. Performance shares will be non-transferable and subject to forfeiture if the specified performance measures are not attained during the applicable performance period; provided, however, that termination of employment by reason of Retirement, disability or death, will result in the performance share award becoming fully vested. In the event of termination of employment for any other reason, the portion of a performance share award which is then subject to a performance period will be forfeited and canceled by the Company.

    NON-EMPLOYEE DIRECTOR OPTIONS AND RESTRICTED STOCK AWARDS. If the Plan is approved by stockholders, beginning on the date of the Company's 1998 Annual Meeting of Stockholders, the Committee intends to adopt a resolution providing for the automatic grant to non-employee directors on the date of each annual meeting of stockholders of (i) non-qualified stock options to purchase 2,000 shares of Common Stock at an option exercise price per share equal to the fair market value of a share of Common Stock on the date of grant and (ii) 1,000 shares of restricted stock.

    Such options will be fully exercisable on the date of grant and will expire ten years after the date of grant. If a non-employee director ceases to be a director for any reason, each of such director's options may be exercised for a period of one year thereafter, but in no event after the expiration of the option. In the event a non-employee director dies during the one-year period after ceasing to be a director, each option may be exercised for a period of one year after the date of death, but in no event after the expiration of the option.

    Each such restricted stock award will vest on the first to occur of the third anniversary of the date of grant and the date the holder of such award ceases to serve as a director. The holder of a non-employee director restricted stock award will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock.

    Under the Plan, each non-employee director may elect to receive non-qualified stock options and/ or restricted stock in lieu of all or part of such director's cash retainer and meeting fees. The option exercise price per share would equal the fair market value of a share of Common Stock on the date of grant and the shares of Common Stock subject to an option would have a fair market value equal to 200% of the amount of the foregone retainer and meeting fees. Each such option will expire ten years after its date of grant, will not be exercisable during the first year following its date of grant and will become exercisable in one-third annual installments beginning on the first anniversary of its date of grant. If the optionee ceases to be a director by reason of disability, Retirement or death, each such option will become fully exercisable until the expiration of such option. If the optionee ceases to be a director for any reason other than disability, Retirement or death, each such option will be exercisable to the extent exercisable on the date of ceasing to be a director until the expiration of such option. If the optionee dies prior to the expiration of such option, such option shall be exercisable to the extent exercisable on the date of the optionee's death until the expiration of such option.

    The restricted stock would have a fair market value equal to 120% of the foregone retainer and meeting fees. Such restricted stock will vest on the first anniversary of the date of grant if the holder of such award remains continuously in the service of the Company as a non-employee director. Notwithstanding the foregoing, if the holder of such award ceases to be a non-employee director by reason of disability, Retirement or death, the Restricted Stock will vest immediately.

    PERFORMANCE GOALS. Under the Plan, the vesting or payment of performance share awards and certain awards of restricted stock will be subject to the satisfaction of certain performance goals. The performance goals applicable to a particular award will be determined by the Committee at the time of grant. At present, no such awards are outstanding and, accordingly, no performance goals have been designated by the Committee. Under the Plan, such performance goals may be one or more of the following: return on equity, revenues, total shareholder return, earnings per share, return on equity measures, O&M measures, cost containment, cash flow measures, and earnings from non-utility operations. Measures may be absolute or comparative to an appropriate peer group or index. If the performance goal or goals applicable to a particular award are satisfied, the amount of compensation would be determined as follows: In the case of a performance share award, the amount of compensation would equal the number of performance shares subject to such award multiplied by (i) the closing sale price of a share of Common Stock on the New York Stock Exchange at the time the performance shares vest or (ii), if such performance shares are settled in shares of restricted stock, the value of a share of Common Stock at the time such restricted stock vests. In the case of restricted stock awards which are subject to one or more performance goals, the amount of compensation would equal the number of shares of restricted stock subject to such award multiplied by the value of a share of Common Stock at the time such restricted stock vests.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the Plan.

    A participant will not recognize taxable income at the time of grant of an option and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term or mid-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.

    A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at such time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense.

    A participant will not recognize taxable income at the time shares of restricted stock are granted, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at such time. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

    A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee) at the time bonus stock is awarded in an amount equal to the then fair market value of such stock. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

    A participant will not recognize taxable income at the time performance shares are granted and the Company will not be entitled to a tax deduction at such time. Upon the settlement of performance shares, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee) in an amount equal to the fair market value of any shares delivered and any cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

    The following table sets forth the number of shares of Common Stock underlying options and restricted stock awards which would be granted (i) automatically to non-employee directors on the date of each annual meeting of stockholders beginning with the 1998 Annual Meeting of Stockholders and (ii) annually to non-employee directors based on the amount of the cash retainer and meeting fees currently payable to non-employee directors (assuming all non-employee directors elect to receive only options or restricted stock in lieu of all of such retainer and meeting fees).

                         1998 LONG-TERM INCENTIVE PLAN

                                                           DOLLAR VALUE
POSITION                                                        ($)        NUMBER OF UNITS (4)
--------------------------------------------------------  ---------------  -------------------
All Non-Employee
  Directors as a Group (8 persons)......................        --    (1)          16,000
                                                           $   144,000(2)           8,000
                                                                --    (3)          16,000
                                                               172,800(3)           9,600

------------------------

 (1) Each non-employee director would be granted options to purchase 2,000 shares of Common Stock at an exercise price per share equal to 100% of the closing sale price of the Common Stock on the New York Stock Exchange on the date of grant. On March 18, 1998, the closing sale price of Common Stock on the New York Stock Exchange was $18 per share.

 (2) Each non-employee director would be granted 1,000 shares of restricted stock every three years upon their election or reelection to the Board of Directors. The dollar value of the restricted stock awards is based on the closing sale price of Common Stock on the New York Stock Exchange on March 18, 1998.

 (3) Based on a current annual cash retainer and meeting fees of $18,000 and a fair market value of $18 per share, each non-employee director would be granted an option to purchase up to 2,000 shares of Common Stock or up to 1,200 shares of restricted stock. The dollar value of the restricted stock awards is based on the closing sale price of Common Stock on the New York Stock Exchange on March 18, 1998.

 (4) The general terms of each option and restricted stock award are described above under "Non-Employee Director Options and Restricted Stock Awards."

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.
                                   PROPOSAL 3
                            APPOINTMENT OF AUDITORS

    The firm of Arthur Andersen LLP has audited the accounts of the Company since 1945. The firm has been recommended by the Board of Directors to serve as independent auditors for the year 1998 following the favorable recommendation of the Audit Committee.

    A representative of Arthur Andersen LLP is expected to be present at the shareholders' meeting. Such representative may make a statement and is expected to be available to respond to appropriate questions.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.
                             SHAREHOLDER PROPOSALS
                          FOR THE 1999 ANNUAL MEETING

    In order to be considered for inclusion in the Company's proxy materials for the 1999 Annual Meeting of Shareholders, shareholder proposals must be received by the Company, 520 Francis Street, P. O. Box 998, St. Joseph, Missouri 64502-0998, Attention: Office of the Corporate Secretary, no later than December 8, 1998. In addition, the Company's Bylaws establish an advance notice procedure for shareholder proposals to be brought before the 1999 Annual Meeting of Shareholders, including proposed nominations of persons for election to the Board of Directors. The 1999 Annual Meeting of Shareholders is expected to be held on May 19, 1999. A shareholder proposal or nomination intended to be brought before the 1999 Annual Meeting of Shareholders must be received by the Secretary on or after January 2, 1999 and on or prior to March 3, 1999.

                                 OTHER MATTERS

    ANYONE OWNING COMMON STOCK OF THE COMPANY AT THE RECORD DATE FOR THIS MEETING OR WHO SHALL IN GOOD FAITH REPRESENT TO THE COMPANY THAT HE WAS A BENEFICIAL OWNER OF COMMON STOCK ON SUCH DATE MAY, UPON WRITTEN OR ORAL REQUEST, OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY DIRECTING SUCH REQUEST TO THE OFFICE OF THE SECRETARY, 520 FRANCIS STREET, P. O. BOX 998, ST. JOSEPH, MISSOURI 64502-0998 [TELEPHONE (816) 387-6434].

    The Company knows of no other matters to be brought before the meeting. The enclosed form of proxy gives the proxies named therein discretionary authority to vote on any other matters properly presented at the meeting or any adjournments thereof.

    YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IN THE ENVELOPE PROVIDED.

                                           By Order of the Board of Directors:
                                                      GARY L. MYERS
                                                 Vice President, General
                                                   Counsel & Secretary

St. Joseph, Missouri
April 7, 1998

                                                                       EXHIBIT A

                        ST. JOSEPH LIGHT & POWER COMPANY
                         1998 LONG-TERM INCENTIVE PLAN
                                I. INTRODUCTION

    1.1 PURPOSES. The purposes of the 1998 Long-Term Incentive Plan (the "PLAN") of St. Joseph Light & Power Company (the "COMPANY") are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining directors (including Non-Employee Directors), officers, and other employees, and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

    1.2  CERTAIN DEFINITIONS.

    "AGREEMENT" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

    "BOARD" shall mean the Board of Directors of the Company.

    "BONUS STOCK" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

    "BONUS STOCK AWARD" shall mean an award of Bonus Stock under this Plan.

    "CAUSE" shall mean the willful engaging in conduct which is demonstrably injurious to the Company or any Subsidiary, monetarily or otherwise, including conduct that, in the reasonable judgment of the Company, no longer conforms to the standard of the Company's employees, any act of dishonesty, commission of a felony, or a significant violation of any statutory or common law duty of loyalty to the Company.

    "CHANGE IN CONTROL" shall have the meaning set forth in Section 6.8(b).

    "CODE" shall mean the Internal Revenue Code of 1986, as amended.

    "COMMITTEE" shall mean the Compensation Committee of the Board, each member of which may be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and (ii) an "outside director" within the meaning of
Section 162(m) of the Code.

    "COMMON STOCK" shall mean the common stock, no par value, of the Company.

    "COMPANY" has the meaning specified in Section 1.1.

    "DIRECTORS OPTIONS" shall have the meaning set forth in Section 5.1.

    "DIRECTORS RESTRICTED STOCK" shall have the meaning set forth in Section
5.1.

    "DISABILITY" shall mean the inability of the holder of an award to perform substantially such holder's duties and responsibilities for a continuous period of at least six months, as determined solely by the Committee.

    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

    "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

    "FAIR MARKET VALUE" shall mean the closing transaction price of a share of Common Stock as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transaction for such date, on the next preceding date for which a transaction was reported; provided, however, that Fair Market Value may be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

    "FREE-STANDING SAR" shall mean an SAR which is not issued in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

    "INCENTIVE STOCK OPTION" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

    "INCUMBENT BOARD" shall have the meaning set forth in Section 6.8(b)(2) hereof.

    "MATURE SHARES" shall mean previously-acquired shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

    "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

    "NON-STATUTORY STOCK OPTION" shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

    "OUTSTANDING COMMON STOCK" shall have the meaning set forth in Section 6.8(b)(1).

    "OUTSTANDING VOTING SECURITIES" shall have the meaning set forth in Section 6.8(b)(1).

    "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR, (ii) as a condition to the grant of a Stock Award or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Share Award, of the shares of Common Stock subject to such award and/or of payment with respect to such award. Such criteria and objectives may include one or more of the following: return on equity, revenues, total shareholder return, earnings per share, return on equity measures, O&M measures, cost containment, cash flow measures, earnings from non-utility operations, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than the end of the first quarter of the Performance Period or Restriction Period, as applicable (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard.

    "PERFORMANCE PERIOD" shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

    "PERFORMANCE SHARE" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu of all or a portion thereof, the Fair Market Value of such Performance Share in cash.

    "PERFORMANCE SHARE AWARD" shall mean an award of Performance Shares under this Plan.

    "PERMANENT AND TOTAL DISABILITY" shall have the meaning set forth in Section 22(e)(3) of the Code or any successor thereto.

    "PERSON" shall have the meaning set forth in Section 6.8(b)(1).

    "POST-TERMINATION EXERCISE PERIOD" shall mean the period specified in or pursuant to Section 2.3(a), Section 2.3(b), Section 2.3(d) or Section 2.3(e) following termination of employment with or service to the Company during which an option or SAR may be exercised.

    "RESTRICTED STOCK" shall mean shares of Common Stock which are subject to a Restriction Period and shall include Directors Restricted Stock.

    "RESTRICTED STOCK AWARD" shall mean an award of Restricted Stock under this Plan.

    "RESTRICTION PERIOD" shall mean any period designated by the Committee during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

    "RETIREMENT" shall mean termination of employment with or service to the Company by reason of retirement on or after age 65 or on or after age 55 after a minimum of 5 years of employment with or service to the Company.

    "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

    "STOCK AWARD" shall mean a Restricted Stock Award or a Bonus Stock Award.

    "SUBSIDIARY" and "SUBSIDIARIES" shall have the meanings set forth in Section 1.4.

    "TANDEM SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

    "TAX DATE" shall have the meaning set forth in Section 6.5.

    "TEN PERCENT HOLDER" shall have the meaning set forth in Section 2.1(a).

    1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Bonus Stock and (iv) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under Section 162(m) of the Code and regulations promulgated thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Share Award shall lapse and (iv) the Performance Measures applicable to any outstanding award shall be deemed to be satisfied at the maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

    A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

    1.4 ELIGIBILITY. Participants in this Plan shall consist of such directors (including Non-Employee Directors), officers, other employees, and persons expected to become directors, officers or employees of the Company, its subsidiaries from time to time and any other entity designated by the Board or the Committee (individually a "SUBSIDIARY" and collectively the "SUBSIDIARIES") as the Committee in its sole discretion may select from time to time. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors of the Company shall be eligible to participate in this Plan in accordance with Section V.

    1.5 SHARES AVAILABLE. Subject to adjustment as provided in Section 6.7, 600,000 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, including Directors Options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Shares. To the extent that shares of Common Stock subject to an outstanding option (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a Tandem SAR), Free-Standing SAR, Stock Award or Performance Share are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

    Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

    To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options or SARs, or a combination thereof may be granted during any calendar year to any person shall be 100,000, subject to adjustment as provided in Section 6.7.

                II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

    2.1 STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Statutory Stock Option. An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any parent or subsidiary (as defined in Section 424 of the Code). Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

    Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

        (a) NUMBER OF SHARES AND PURCHASE PRICE. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a "TEN PERCENT HOLDER"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

        (b) OPTION PERIOD AND EXERCISABILITY. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

        (c) METHOD OF EXERCISE. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Mature Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option,
    (ii) if applicable, by surrendering to the Company any Tandem SARs which are canceled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company's satisfaction).

    2.2 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

    SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

        (a) NUMBER OF SARS AND BASE PRICE. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

        (b) EXERCISE PERIOD AND EXERCISABILITY. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted

    Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR and shall have rights as a stockholder of the Company in accordance with Section 6.10.

        (c) METHOD OF EXERCISE. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are canceled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

    2.3 TERMINATION OF EMPLOYMENT OR SERVICE. (a) DISABILITY. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR terminates by reason of Disability, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

    (b) RETIREMENT. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR terminates by reason of Retirement, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

    (c) DEATH. Unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR terminates by reason of death, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR.

    (d) OTHER TERMINATION. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR terminates for any reason other than Disability,

Retirement or death or for Cause, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

    (e) TERMINATION OF EMPLOYMENT -- INCENTIVE STOCK OPTIONS. Unless otherwise specified in the Agreement related to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability, each Incentive Stock Option held by such optionee shall be exercisable to the extent set forth in Section 2.3(a) and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of
(i) the date which is one year after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option.

    Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability or death or for Cause, each Incentive Stock Option held by such optionee shall be exercisable to the extent set forth in Section 2.3(a), Section 2.3(b) or 2.3(d), as applicable, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of
(i) the date which is three months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option.

    (f) DEATH FOLLOWING TERMINATION OF EMPLOYMENT OR SERVICE. Unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the holder of an option or SAR dies during the applicable Post-Termination Exercise Period, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the date of such holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR.

    (g) CAUSE. Notwithstanding anything to the contrary in this Plan or in any Agreement relating to an Option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR is terminated by the Company for Cause, each option and SAR held by such holder shall terminate automatically on the effective date of such holder's termination of employment or service.

                               III. STOCK AWARDS

    3.1 STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

    3.2 TERMS OF STOCK AWARDS. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

        (a) NUMBER OF SHARES AND OTHER TERMS. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

        (b) VESTING AND FORFEITURE. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of or service to the Company during the specified Restriction Period and for the forfeiture of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period.

    Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

        (c) SHARE CERTIFICATES. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award may be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

        (d) RIGHTS WITH RESPECT TO RESTRICTED STOCK AWARDS. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

        (e) AWARDS TO CERTAIN EXECUTIVE OFFICERS. Notwithstanding any other provision of this Article III, and only to the extent necessary to ensure the deductibility of the award to the Company, the Fair Market Value of the number of shares of Common Stock subject to a Stock Award granted to a "covered employee" within the meaning of Section 162(m) of the Code shall not exceed $500,000 (i) at the time of grant in the case of a Stock Award granted upon the attainment of Performance Measures or (ii) in the case of a Restricted Stock Award with Performance Measures which shall be satisfied or met as a condition to the holder's receipt of the shares of Common Stock subject to such award, on the earlier of (x) the date on which the Performance Measures are satisfied or met and (y) the date the holder makes an election under Section 83(b) of the Code.

    3.3 TERMINATION OF EMPLOYMENT OR SERVICE. (a) DISABILITY, RETIREMENT AND DEATH. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the employment with or service to the Company of the holder of such award terminates by reason of Disability, Retirement or death, the Restriction Period shall terminate as of the effective date of such holder's termination of employment or service and all Performance Measures, if any, applicable to such award shall be deemed to have been satisfied at the target level.

        (b) OTHER TERMINATION. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the employment with or service to the Company of the holder of a Restricted Stock Award terminates for any reason other than Disability, Retirement or death, the portion of such award which is subject to a Restriction Period on the effective date of such holder's termination of employment or service shall be forfeited by such holder and such portion shall be canceled by the Company.

                          IV. PERFORMANCE SHARE AWARDS

    4.1 PERFORMANCE SHARE AWARDS. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

    4.2 TERMS OF PERFORMANCE SHARE AWARDS. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

        (a) NUMBER OF PERFORMANCE SHARES AND PERFORMANCE MEASURES. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

        (b) VESTING AND FORFEITURE. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

        (c) SETTLEMENT OF VESTED PERFORMANCE SHARE AWARDS. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and

    (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award and shall have rights as a stockholder of the Company in accordance with Section 6.10.

    4.3  TERMINATION OF EMPLOYMENT.  (a)  DISABILITY, RETIREMENT AND
DEATH. Unless otherwise set forth in the Agreement relating to a Performance Share Award, if the employment with or service to the Company of the holder of such award terminates by reason of Disability, Retirement or death, all Performance Measures applicable to such award shall be deemed to have been satisfied at the target level and the Performance Period applicable to such award shall thereupon terminate.

        (b) OTHER TERMINATION. Unless otherwise set forth in the Agreement relating to a Performance Share Award, if the employment with or service to the Company of the holder of a Performance Share Award terminates for any reason other than Disability, Retirement or death, the portion of such award which is subject to a Performance Period on the effective date of such holder's termination of employment shall be forfeited and such portion shall be canceled by the Company.

            V. CERTAIN PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

    5.1 PARTICIPATION. Each Non-Employee Director may from time to time elect, in accordance with procedures to be specified by the Committee, to receive in lieu of all or part of the cash retainer and any meeting fees that would otherwise be payable to such Non-Employee Director, on each date on which such retainer and meeting fees would otherwise be payable during the period that such election is in effect, either (i) Restricted Stock having the terms described in
Section 5.2 ("DIRECTORS RESTRICTED STOCK") with a Fair Market Value as of such payment date equal to 120% of the amount of such retainer payment and meeting fees or (ii) options having the terms described in Section 5.3 ("DIRECTORS OPTIONS") to purchase shares of Common Stock having a Fair Market Value as of such payment date equal to 200% of the amount of such retainer payment and meeting fees.

    5.2 DIRECTORS RESTRICTED STOCK. Shares of Directors Restricted Stock shall be subject to a Restriction Period commencing on the date of grant of such award and terminating on the date of the first anniversary of the date of grant of such award, shall vest if the holder of such award remains continuously in the service of the Company as a Non-Employee Director during the Restriction Period and shall be forfeited if the holder of such award does not remain continuously in the service of the Company as a Non-Employee Director during the Restriction Period. A certificate or certificates representing Directors Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such award shall have such rights of a stockholder of the Company as determined pursuant to
Section 3.2(d).

    Notwithstanding the foregoing paragraph, if the service to the Company as a Non-Employee Director of the holder of Directors Restricted Stock terminates by reason of Disability, Retirement or death, the Restriction Period shall terminate as of the effective date of such holder's termination of service.

    5.3 DIRECTORS OPTIONS. Each Directors Option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

        (a) EXERCISE PERIOD AND EXERCISABILITY. Each Directors Option shall not be exercisable during the first year following its date of grant. Thereafter, such option may be exercised: (i) on or after the first anniversary of its date of grant, for up to one-third of the shares of Common Stock subject to such option on its date of grant, (ii) on or after the second anniversary of its date of grant, for up to an additional one-third (two-thirds on a cumulative basis) of the shares of Common Stock subject to such option on its date of grant and (iii) on or after the third anniversary of its date of grant, for up to the remaining one-third (all shares on a cumulative basis) of the shares of Common Stock subject to such option on its date of grant. Each Directors Option shall expire ten years after its date of grant.

        (b) PURCHASE PRICE. The purchase price for the shares of Common Stock subject to any Directors Option shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Directors Option. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Such Directors Options shall be exercisable in accordance with Section 2.1(c).

        (c) TERMINATION OF DIRECTORSHIP. If the holder of a Directors Option ceases to be a director of the Company by reason of Disability, Retirement or death, each such option held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's executor, administrator, legal representative, beneficiary or similar person) until and including the expiration date of the term of such option.

        If the holder of a Directors Option ceases to be a director of the Company for any reason other than Disability, Retirement or death, each such option held by such holder shall be exercisable only to the extent such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the expiration date of the term of such option.

        If the holder of a Directors Option dies prior to the expiration date of the term of a Directors Option, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the date of the holder's death and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the expiration date of the term of such option.

                                  VI. GENERAL

    6.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 1998 annual meeting of stockholders, shall become effective on the date of such approval. This Plan shall terminate when shares of Common

Stock are no longer available for the grant of awards, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. In the event that this Plan is not approved by the stockholders of the Company on or before December 31, 1998, this Plan and any awards granted hereunder shall be null and void.

    6.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 6.7) or (b) effect any change inconsistent with Section 422 of the Code. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

    6.3 AGREEMENT. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

    6.4 NON-TRANSFERABILITY OF AWARDS. Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except to the extent permitted by the second preceding sentence or the Agreement relating to an award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

    6.5 TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "TAX DATE"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or
(ii) the holder may satisfy any such obligation by any of the following means:
(A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or
(E) any combination
of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

    6.6 RESTRICTIONS ON SHARES. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of shares thereunder, such award shall not be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

    6.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first the vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

    6.8 CHANGE IN CONTROL. (a) (1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options and SARS shall immediately become exercisable in full,
(ii) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share shall lapse, (iv) the Performance Measures applicable to any outstanding award shall be deemed to be satisfied at the maximum level and (v) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

        (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of
    (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option, (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or
    (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, (iii) in the case of a Restricted Stock Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

    (b) "Change in Control" shall mean:

        (1) the acquisition by any individual, entity or group (a "PERSON"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "OUTSTANDING COMMON STOCK") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING VOTING SECURITIES"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or
    (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 6.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 20% or more of the Outstanding Common Stock or 20% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

        (2) individuals who, as of the effective date of this Plan constitute the Board of Directors (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the effective date of this Plan whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

        (3) the consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "CORPORATE TRANSACTION"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 20% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

        (4) the consummation of a plan of complete liquidation or dissolution of the Company.

    (c) (1) With respect to any optionee who is subject to Section 16 of the Exchange Act, (i) notwithstanding the exercise periods set forth in subsections
(a) through (f) of Section 2.3, Section 5.3(c) or as set forth pursuant thereto in any Agreement to which such optionee is a party and

(ii) notwithstanding the expiration date of the term of such option, in the event the Company is involved in a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "POOLING TRANSACTION") or pursuant to which such optionee receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Company, then each option (or option in substitution thereof) held by such optionee shall be exercisable to the extent set forth in the Agreement evidencing such option until and including the latest of (x) the expiration date of the term of the option or, in the event of such optionee's termination of employment or service, the date determined pursuant to the then applicable subsection of Section 2.3 or paragraph of 5.3(c), (y) the date which is seven months after the consummation of such business combination and (z) the date which is 30 days after the date of expiration of any period during which such optionee may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests; and

        (2) With respect to any holder of an SAR (other than an SAR which may be settled only for cash) who is subject to Section 16 of the Exchange Act, (i) notwithstanding the exercise periods set forth in subsections (a) through
    (f) of Section 2.3, or as set forth pursuant to such subsections in any Agreement to which such holder is a party and (ii) notwithstanding the expiration date of the term of such SAR (or related option in the case of a Tandem SAR), in the event the Company is involved in a Pooling Transaction or pursuant to which such holder receives a substitute SAR relating to any entity, including an entity directly or indirectly acquiring the Company, then each such SAR (or SAR in substitution thereof) held by such holder shall be exercisable to the extent set forth in the Agreement evidencing such SAR until and including the latest of (x) the expiration date of the term of such SAR (or related option in the case of a Tandem SAR), or, in the event of such holder's termination of employment or service, the date determined pursuant to the then applicable subsection of Section 2.3, (y) the date which is seven months after the consummation of such business combination and (z) the date which is 30 days after the date of expiration of any period during which such holder may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

    6.9 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

    6.10 RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

    6.11 GOVERNING LAW. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Missouri and construed in accordance therewith without giving effect to principles of conflicts of laws.

    6.12 FOREIGN EMPLOYEES. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

                           ST. JOSEPH LIGHT & POWER COMPANY
                   FOR ANNUAL MEETING OF SHAREHOLDERS MAY 20, 1998
                      PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints T. F. STEINBECKER, G. L. MYERS and L. J. STOLL, and each of them, attorneys and proxies for the undersigned with full power of substitution to vote at the Annual Meeting of Shareholders of St. Joseph Light & Power Company on May 20, 1998 and any adjournments thereof all shares of Common Stock which the undersigned would be entitled to vote if personally present.

     (1) FOR [ ] The election of the three (3) nominees for directors of Class II named below.
          WITHHOLD [ ] authority to vote for all nominees listed below.
          Class II (3-year tem expiring in 2001) - Messrs. John P. Barclay, Jr., William J. Gremp and David W. Shinneman. To withhold authority to vote for any individual nominee write the nominee's name on the space provided below:

          -------------------------------------------------------------------

     (2) FOR [ ] AGAINST [ ] ABSTAIN [ ] The approval of the 1998 Long-Term Incentive Plan.

     (3) FOR [ ] AGAINST [ ] ABSTAIN [ ] The appointment of Arthur Andersen LLP as auditors for 1998.


       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ABOVE PROPOSALS.

     (4) In their discretion with respect to such other matters as may properly come before such meeting or any adjournments thereof.

UNLESS A CONTRARY VOTE IS SPECIFIED THIS PROXY WILL BE VOTED FOR EACH OF THE THREE NOMINEES FOR DIRECTOR AND FOR THE LISTED PROPOSALS. ANY SHARES HELD IN THE AUTOMATIC DIVIDEND REINVESTMENT AND OPTIONAL CASH PAYMENT PLAN WILL BE VOTED BY THE PLAN NOMINEE IN THE SAME MANNER AS SHARES REGISTERED IN THE PARTICIPANT'S NAME.

                                        Dated                   , 1998
                                             -------------------

                                        -------------------------------
                                                  (Signature)

                                        -------------------------------
                                          (Signature, if held jointly)

                                        Please sign exactly as your name appears on this card. For joint accounts each owner should sign. When signing as corporate officer, attorney, executor, administrator, trustee or guardian, please give full title as such.



                            THIS IS A PROXY - SEE REVERSE